UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2009

OWENS MORTGAGE INVESTMENT FUND, a California Limited Partnership

(Exact name of registrant as specified in its charter)

California	000-17248	68-0023931

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2221 Olympic Boulevard
Walnut Creek, California	94595

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 935-3840

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
Signatures
Exhibit 20 – Other Documents or Statements to Security Holders

Section 8 – Other Events

Item 8.01 Other Events.

The letter included as Exhibit 20 to this filing was sent to Limited Partners of Owens Mortgage Investment Fund on July 31, 2009.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit 20 – Other Documents or Statements to Security Holders

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      OWENS MORTGAGE INVESTMENT FUND,
                                                       a California Limited Partnership

                                                       By:  Owens Financial Group, Inc., General Partner

Dated:     July 31, 2009                                                                                                                By: /s/ William C. Owens
                                                       William C. Owens, President